Aquila Municipal Trust

Aquila Tax-Free Fund of Colorado

Aquila Tax-Free Trust of Oregon

Supplement dated February 17, 2023
to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
dated July 26, 2022

The following disclosure supplements the information in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Effective March 6, 2023, Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, will no longer serve as Sub-Adviser to Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Trust of Oregon (the “Funds” or each a “Fund”).

Aquila Investment Management LLC will remain as each Fund's Investment Adviser (the “Manager”). There will be no changes to either Fund’s investment objectives, principal investment strategies, fees or expenses in connection with the change.

In addition, Mr. Timothy Iltz, will continue as a portfolio manager of each Fund. Effective March 6, 2023, Mr. Iltz will be an employee and portfolio manager of the Manager. Mr. Iltz will be joined by Mr. Royden Durham and Mr. Vasilios Gerasopoulos as portfolio managers of Aquila Tax-Free Fund of Colorado. Mr. Iltz will be joined by Mr. Anthony Tanner and Mr. James Thompson as portfolio managers of Aquila Tax-Free Trust of Oregon.

Management

Effective March 6, 2023, the following will replace the corresponding information contained in the Prospectus under the heading “Management” in the sections entitled “Aquila Tax-Free Fund of Colorado – Fund Summary” and “Aquila Tax-Free Trust of Oregon – Fund Summary,” respectively, and references to Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management will be deleted:

Aquila Tax-Free Fund of Colorado

Investment Adviser -- Aquila Investment Management LLC (the “Manager”)

Portfolio Managers – Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since March 6, 2023. Mr. Vasilios Gerasopoulos, an associate portfolio manager of the Manager and Assistant Vice President of the Fund, has served as a portfolio manager of the Fund since March 6, 2023. Mr. Timothy Iltz, a portfolio manager of the Manager and Vice President of the Fund, has served as a portfolio manager of the Fund since December 19, 2022.

Aquila Tax-Free Trust of Oregon

Investment Adviser -- Aquila Investment Management LLC (the “Manager”)

Portfolio Managers – Mr. Timothy Iltz, a portfolio manager of the Manager and Vice President of the Fund, is the Fund’s lead portfolio manager. He has served as a portfolio manager of the Fund and the Predecessor Fund since 2018. Mr. Anthony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since March 6, 2023. Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since March 6, 2023.

Information about the Manager

Effective March 6, 2023, the following will supplement the information contained in the Prospectus in the section entitled “Fund Management,” and in the Statement of Additional Information, and references to Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management will be deleted:

Aquila Tax-Free Fund of Colorado: Mr. Royden Durham, Mr. Vasilios Gerasopoulos and Mr. Timothy Iltz form the Fund’s portfolio management team.

Aquila Tax-Free Trust of Oregon: Mr. Timothy Iltz (lead portfolio manager), Mr. Anthony Tanner and Mr. James Thompson form the Fund’s portfolio management team.

Mr. Royden Durham has served as a portfolio manager of Aquila Tax-Free Fund of Colorado since March 6, 2023. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Prior to joining the Manager in 2011, Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Vasilios Gerasopoulos is an associate portfolio manager of the Manager effective March 6, 2023. Mr. Gerasopoulos has served as a portfolio manager of Aquila Tax-Free Fund of Colorado since March 6, 2023. Mr. Gerasopoulos was a Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2015 to 2023. Previously, Mr. Gerasopoulos was a Senior Financial Analyst, Bond and Debt, for Jefferson County, Colorado from December 2012 to 2015. Mr. Gerasopoulos has over 10 years of experience in the public finance industry, working for local government entities and in public finance investment banking.

Mr. Timothy Iltz is a portfolio manager of the Manager effective March 6, 2023. Mr. Iltz has served as a portfolio manager of Aquila Tax-Free Fund of Colorado since December 19, 2022. Mr. Iltz is the lead portfolio manager of Aquila Tax-Free Trust of Oregon and has served as a portfolio manager of the Fund and the Predecessor Fund since 2018. Mr. Iltz has over 20 years of experience in the fixed income industry, serving clients as portfolio manager, financial advisor, investment banker, analyst and consultant. Mr. Iltz was a Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2011 to 2023. He previously worked as a Vice President in Fixed Income Banking for Wedbush Securities in Portland and has over 11 years of public finance investment banking experience including the full spectrum of bond issues available to local governments.

Mr. Anthony Tanner has served as a portfolio manager of Aquila Tax-Free Trust of Oregon since March 6, 2023. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. Mr. Tanner has over 30 years of experience in the financial services industry. Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

Mr. James Thompson has served as a portfolio manager of Aquila Tax-Free Trust of Oregon since March 6, 2023. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. He has over 30 years of experience in the municipal finance industry. Prior to joining the Manager in 2009, Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.

Please retain this supplement for future reference.

AQL-COORPM-0223